File No. 33-84546
                                                               File No. 811-8786

                                  SCHEDULE 14A



PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]



Check the appropriate box:

[X]     Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to ss.240.14a-12



                        PIONEER VARIABLE CONTRACTS TRUST

                (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

                        PIONEER VARIABLE CONTRACTS TRUST
                         PIONEER BALANCED VCT PORTFOLIO

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                          SCHEDULED FOR APRIL 17, 2001


         This is the formal agenda for your portfolio's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

TO THE SHAREHOLDERS OF PIONEER BALANCED VCT PORTFOLIO:


         A special meeting of shareholders of your portfolio will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on April 17, 2001 at 2:00 p.m., Boston time, to consider the following:

1. A proposal to approve a subadvisory agreement between Pioneer Investment Management, Inc. ("Pioneer"), your portfolio's investment adviser, and The Prudential Investment Corporation;

2. A proposal to approve a policy allowing Pioneer and the Board of Trustees of your portfolio to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval;

3. (a) - (e). Proposals to approve amendments to your portfolio's fundamental investment restrictions, as described in the attached proxy statement; and

4.   To consider any other business that may properly come before the meeting.

TO THE OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS:

         You are being asked to vote on the proposals listed above on the enclosed voting instruction card. Your vote will instruct the insurance company that issued your contract how to vote the shares of the portfolio attributable to your contract at the special meeting of shareholders.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY THE PORTFOLIO.

         Shareholders of record as of the close of business on February 20, 2001 are entitled to vote at the meeting and any related follow-up meetings.


                                    By Order of the Board of Trustees,

                                    Joseph P. Barri, SECRETARY


Boston, Massachusetts
February 28, 2001

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY OR, IF YOU ARE A CONTRACT OWNER, THE ENCLOSED VOTING INSTRUCTION CARD.



                                                                    9726-00-0201

                               PROXY STATEMENT OF

                        PIONEER VARIABLE CONTRACTS TRUST
                         PIONEER BALANCED VCT PORTFOLIO

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                         SPECIAL MEETING OF SHAREHOLDERS

         This proxy statement contains the information you should know before voting on the proposals summarized below.

         THE PORTFOLIO WILL FURNISH WITHOUT CHARGE A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT TO ANY SHAREHOLDER OR CONTRACT OWNER UPON REQUEST. SHAREHOLDERS AND CONTRACT OWNERS WHO WANT TO OBTAIN A COPY OF THE REPORTS SHOULD CONTACT THEIR INSURANCE PROVIDERS, DIRECT ALL WRITTEN REQUESTS TO THE ATTENTION OF THE PORTFOLIO AT THE ADDRESS LISTED ABOVE, OR SHOULD CALL PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC., THE PORTFOLIO'S TRANSFER AGENT, AT 1-800-225-6292.

                                  INTRODUCTION

         This proxy statement is being used by the board of trustees of Pioneer Variable Contracts Trust on behalf of Pioneer Balanced VCT Portfolio (the "portfolio") to solicit proxies to be voted at a special meeting of shareholders of your portfolio. This meeting will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on Tuesday, April 17, 2001, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

         This proxy statement and the enclosed proxy/voting instruction card are being mailed to shareholders and contract owners on or about February 28, 2001. The annual report for the portfolio for its most recently completed fiscal year was previously mailed to shareholders and contract owners.

                             WHO IS ELIGIBLE TO VOTE

IF YOU ARE THE OWNER OF A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT:

         If you are the owner of a variable annuity or variable life insurance contract (a "contract owner"), the insurance company that issued your contract is the record owner of portfolio shares. By completing and returning the enclosed voting instruction card, you will instruct the insurance company how to vote the shares of the portfolio attributable to your contract.

IF YOU HOLD SHARES OF A PORTFOLIO DIRECTLY:

         Shareholders of record of the portfolio as of the close of business on February 20, 2001 (the "record date") are entitled to vote on all of the portfolio's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the proposals. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.


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


                                   PROPOSAL 1
                       APPROVAL OF A SUBADVISORY AGREEMENT

SUMMARY

         Pioneer Investment Management, Inc. ("Pioneer") has served as the portfolio's investment adviser since March 1, 1995. Pioneer serves as the investment adviser for the Pioneer family of mutual funds and for other institutional accounts. Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is an indirect subsidiary of UniCredito Italiano S.p.A. ("UniCredito"), an Italian bank with shares publicly traded on stock exchanges in Italy. Pioneer is located at 60 State Street, Boston, Massachusetts 02109. UniCredito is located at Piazza Cordusio, 20123 Milan, Italy. Subject to shareholder approval, Pioneer intends to retain the services of The Prudential Investment Corporation ("Prudential") as the subadviser to your portfolio.

         Prudential, a New Jersey corporation, is registered as an investment adviser under the Advisers Act and is a wholly owned subsidiary of The Prudential Insurance Company of America, a policyholder-owned life insurance company that is currently in the process of converting to an investor-owned structure. Prudential was established in 1984 and had over $300 billion in assets under management at December 31, 2000. Prudential's principal place of business is located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102. Additional information regarding Prudential and funds managed by Prudential similar to your portfolio is included in Exhibit B to this proxy statement.

         At a meeting of the board of trustees of your portfolio held on February 6, 2001, the trustees, including all of the trustees who are not "interested persons" of the trust, that is, persons not affiliated with Pioneer, Prudential or UniCredito, unanimously approved as in the best interest of shareholders, and voted to recommend that the shareholders of the portfolio approve, a proposal to adopt a subadvisory agreement (the "proposed subadvisory agreement") between Pioneer and Prudential with respect to the management of the portfolio.

         The retention of Prudential as a subadviser to the portfolio was recommended to your trustees by Pioneer. While Pioneer has the necessary expertise to manage a balanced portfolio and has successfully managed the portfolio since 1995, Pioneer and the trustees believe that Prudential's expertise, particularly in the allocation of the portfolio's assets between equity and fixed income securities, offers the potential for improved returns for the portfolio's shareholders.

         Pioneer has employed a value strategy in its management of the portfolio and has maintained the weighting of equity and fixed income securities within a relatively narrow band. Prudential, on the other hand, would employ a quantitative management style as subadviser and would seek to more actively manage the allocation between equity and fixed income securities. Prudential would allocate the portfolio's assets between equity and fixed income securities (subject to the portfolio's policy to maintain at least 35% of its assets in equity securities) using a quantitative model. This model seeks, based upon certain objective economic and market factors, to determine an expected rate of return on the equity markets and fixed income markets and to allocate the portfolio's holdings according to that projected outlook. Once the allocation is made, Prudential would determine the equity securities to be included in the portfolio primarily using a quantitative model that seeks to produce a portfolio that would outperform the Standard & Poor's 500 Index. At the same time, Prudential would seek to select equity securities that minimize the risk of deviation of the portfolio's equity return from the return of such index. The Standard & Poor's 500 Index is a widely recognized


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


measure of the performance of 500 widely held common stocks. The fixed income portion of the portfolio would be managed to seek a rate of return that exceeds the Lehman Aggregate Bond Index while seeking to limit the risk of significant deviation of the portfolio's fixed income return from the return of such index. The Lehman Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commerical Mortgage-Based Securities indices.

         As of December 31, 2000, Prudential managed approximately $13 billion in balanced portfolios using a quantitative investment approach, including approximately $1.09 billion in the Prudential Active Balanced Fund, a registered investment company. As of December 31, 2000, the average annual returns for Class A shares of Prudential Active Balanced Fund for one year and since inception (November 1996) were (5.21)% and 8.93%, respectively. As of December 31, 2000, the average annual returns for the portfolio for one year and since inception (March 1995) were 3.98% and 9.08%, respectively. While the portfolio has outperformed Prudential Active Balanced Fund during the most recent year and since inception, Pioneer believes that, over the longer term, the portfolio will benefit from Prudential's investment style.

         While Prudential would manage the portfolio's day-to-day investment portfolio, Pioneer would continue to be responsible for the overall management of the portfolio's affairs and for supervising the services rendered by Prudential.

         Shareholders of your portfolio are being asked to approve the proposed subadvisory agreement with Prudential.

TERMS OF THE PROPOSED SUBADVISORY AGREEMENT

         The following summary of the proposed subadvisory agreement is qualified by reference to the form of proposed subadvisory agreement attached to this proxy statement as Exhibit A.

         SUBADVISORY SERVICES. Prudential will provide subadvisory services to your portfolio pursuant to the proposed subadvisory agreement. Pursuant to the terms of the portfolio's subadvisory agreement, Prudential will act as investment subadviser with respect to such portion of the portfolio's assets as Pioneer designates from time to time. In such capacity, Prudential will, among other things, continuously review and analyze the investments in the portfolio and, subject to the supervision of Pioneer, manage the investment and reinvestment of the assets of the portfolio.

         SUBADVISORY FEES. For its services, Prudential is entitled to a subadvisory fee from Pioneer at an annual rate of 0.45% of the portfolio's average daily net assets. The fee will be paid monthly in arrears. Your portfolio has no responsibility to pay any fee to Prudential. (The portfolio pays Pioneer a management fee of 0.65% of the portfolio's average daily net assets.)

         STANDARD OF CARE. Under the proposed subadvisory agreement, Prudential will not be liable for any error of judgment or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Prudential, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected, with due care and in good faith. However, nothing in the proposed subadvisory agreement protects Prudential against any liability to


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


Pioneer, the portfolio or its shareholders by reason of: (a) Prudential's causing the portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the portfolio's prospectus or statement of additional information or any written guidelines or instruction provided in writing by the trust's board of trustees or Pioneer, (b) Prudential's causing the portfolio to fail to satisfy the diversification requirements of ss. 817(h) of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"), or the diversification or source of income requirements of Subchapter M of the Code, or (c) Prudential's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under the proposed subadvisory agreement.

         OTHER PROVISIONS. The proposed subadvisory agreement includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the agreement; (ii) Prudential is an independent contractor and not an employee of Pioneer or the portfolio; (iii) the agreement is the entire agreement between the parties with respect to the matters described therein; (iv) the agreement may be executed using counterpart signature pages; and (v) invalid or unenforceable provisions of the agreement are severable and do not render the entire agreement invalid or unenforceable.

MISCELLANEOUS

         If approved by shareholders of your portfolio, the proposed subadvisory agreement will become effective on or after May 1, 2001 and will continue in effect until December 31, 2002 and thereafter will continue from year to year subject to annual approval by the board of trustees. The proposed subadvisory agreement terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party upon not less than 30 days' written notice and may also be terminated by vote of the trust's board of trustees or by vote of a majority of the outstanding voting securities of the portfolio.

FACTORS CONSIDERED BY THE TRUSTEES

         The trustees of your portfolio determined that the terms of the proposed subadvisory agreement are fair and reasonable and that approval of the proposed subadvisory agreement on behalf of the portfolio is in the best interest of the portfolio and its shareholders.

         In evaluating the proposed subadvisory agreement, the trustees reviewed materials furnished by Pioneer and Prudential, including information regarding Prudential, its personnel, operations and financial condition and the services to be provided by Pioneer and Prudential.

         The trustees specifically considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of Prudential, as well as the qualifications of its personnel and its financial condition; (2) the fact that the management fee paid by the portfolio will not be affected by this arrangement and that the use of a subadviser is not expected to adversely affect the portfolio's expenses; (3) Pioneer's experience and expertise in supervising subadvisers; (4) the performance of other balanced mutual funds managed by Prudential, including Prudential Active Balanced Fund;
(5) the relative performance of the portfolio since commencement of operations to comparable mutual funds and unmanaged indices; (6) the compensation to be retained by Pioneer in light of its continuing service to the portfolio; and (7) other factors deemed relevant by the trustees.


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


TRUSTEES' RECOMMENDATION

         At a meeting of the board of trustees for the portfolio held on February 6, 2001, the trustees, including all of the trustees who are not "interested persons" of Prudential, the portfolio, Pioneer or UniCredito, unanimously approved as in the best interest of shareholders and voted to recommend that the shareholders of the portfolio approve, a proposal to adopt a subadvisory agreement with Prudential. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meeting, including all the trustees who are not "interested persons" of Prudential, the portfolio, Pioneer or UniCredito, unanimously concluded that the terms of the proposed subadvisory agreement are reasonable, fair and in the best interest of the portfolio and its shareholders and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meetings, approved and voted to recommend to the shareholders of the portfolio that they approve the proposed subadvisory agreement.

         If the shareholders of your portfolio do not approve the proposed subadvisory agreement, Pioneer would continue to manage the portfolio pursuant to the terms of the existing management contract. The trustees of the portfolio would consider what further action to take consistent with their fiduciary duties to the portfolio, including Pioneer continuing to manage the portfolio without using the services of a subadviser.

REQUIRED VOTE

         As provided under the 1940 Act, approval of the proposed subadvisory agreement will require the vote of a majority of the outstanding voting securities of the portfolio. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities of the portfolio" means the lesser of (1) 67% or more of the shares of the portfolio present at a shareholder meeting if the owners of more than 50% of the shares of the portfolio then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the portfolio entitled to vote at the shareholder meeting (a "1940 Act Majority Vote").

RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR PORTFOLIO UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED SUBADVISORY AGREEMENT.

                                   PROPOSAL 2
   APPROVAL OF A POLICY TO PERMIT PIONEER AND THE BOARD OF TRUSTEES TO SELECT
          SUBADVISERS OR TO AMEND OR TERMINATE SUBADVISORY AGREEMENTS
                 WITHOUT OBTAINING FURTHER SHAREHOLDER APPROVAL

SUMMARY

         At the board of trustees' meeting held February 6, 2001, the trustees, including the independent trustees, approved, and recommended that shareholders of the portfolio approve, a policy to permit Pioneer, subject to the approval of the board of trustees, to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements without further shareholder approval (the "subadviser approval policy"). The implementation of the subadviser approval policy is subject to the receipt of an exemptive order from the Securities and Exchange Commission (the "Commission").


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THE SECTION 15 EXEMPTIVE ORDER

         On July 27, 2000, your portfolio, along with the other portfolios in the trust and other funds in the Pioneer family of funds and Pioneer, filed an exemptive application with the Commission requesting an order of the Commission (the "exemptive order") for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act. The provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. If the exemptive order is granted by the Commission, and shareholders approve this proposal, Pioneer will be authorized, subject to approval by the trust's board of trustees, to evaluate, select and retain new subadvisers for your portfolio or modify your portfolio's existing subadvisory agreement without obtaining further approval of the portfolio's shareholders whenever Pioneer and the board of trustees believe such actions will benefit you and the portfolio. There is no assurance that the Commission will grant the relief requested in the exemptive application.

                         THE ADVISER AND THE SUBADVISER

         Pioneer has served as the investment adviser to the portfolio since its inception pursuant to an investment advisory agreement between the trust on behalf of your portfolio and Pioneer. As contemplated by Proposal 1, Pioneer proposes that a subadviser be appointed with respect to the portfolio beginning in 2001. Pioneer represents that it has the experience and expertise to evaluate, select and supervise subadvisers who can add value to shareholders' investments in the portfolio.

         PROPOSED SUBADVISER APPROVAL POLICY. Approval of the subadviser approval policy will not affect any of the requirements under the federal securities laws that govern the portfolio, Pioneer, any proposed subadviser, including Prudential, or any proposed subadvisory agreement, including the agreement with Prudential in Proposal 1 of this proxy statement, other than the requirement to have a subadviser agreement approved at a meeting of your portfolio's shareholders. The board of trustees of the portfolio, including the independent trustees, will continue to evaluate and approve all new subadvisory agreements between Pioneer and any subadviser as well as all changes to any subadvisory agreements. In addition, if the requested relief is granted by the Commission, the portfolio and Pioneer will be subject to several conditions imposed by the Commission to ensure that the interests of the portfolio's shareholders are adequately protected whenever Pioneer acts under the subadviser approval policy. Furthermore, within 90 days of a change to your portfolio's subadvisory arrangements, the portfolio will provide you with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the portfolio would be required to send to you in a proxy statement. This information statement will permit the portfolio's shareholders to determine if they are satisfied with the subadvisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another portfolio or redeem their shares. Exchanges and redemptions may be subject to transaction, distribution or other fees and generally are not taxable transactions, but may be subject to certain penalties under the Code.

         SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE PORTFOLIO TO PIONEER. If the portfolio implements this policy, Pioneer, pursuant to its management contract with the portfolio, will continue to provide, directly or through subadvisers, the same level of management and administrative services to the portfolio as it has always provided.


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         If the exemptive order is granted, the relief would apply to at least the following situations: (1) the subadviser is removed for substandard performance; (2) an individual acting as the portfolio's manager moves from employment with the subadviser to another firm; (3) there is a change of control of the subadviser; (4) Pioneer decides to diversify the portfolio's management by adding another subadviser; (5) there is a change in investment style of the portfolio; and (6) Pioneer negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that Pioneer pays to the subadviser. Furthermore, where there is a decrease in a subadviser's compensation paid by Pioneer, any increase in the compensation available for retention by Pioneer would not be deemed to be an increase in advisory compensation that requires a shareholder meeting. The subadviser approval policy will not be used to approve any subadviser that is affiliated with Pioneer as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any subadvisory arrangement with an affiliated subadviser.

REASONS FOR REQUESTING SECTION 15 EXEMPTIVE RELIEF

         The trustees believe that it is in the best interest of the portfolio and its shareholders to allow Pioneer to provide its investment advisory services to the portfolio through one or more subadvisers which have particular expertise in the type of investments on which the portfolio focuses. In addition, the trustees believe that providing Pioneer with maximum flexibility to select, supervise and evaluate subadvisers - without incurring the necessary delay or expense of obtaining further shareholder approval - is in the best interest of the portfolio's shareholders because it will allow the portfolio to operate more efficiently. Currently, in order for Pioneer to appoint a subadviser or materially modify a subadvisory agreement, the portfolio must call and hold a shareholder meeting of the portfolio, as it was required to do to consider the appointment of Prudential, create and distribute proxy materials, and solicit votes from the portfolio's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the portfolio would be able to act more quickly to appoint a subadviser when the trustees and Pioneer feel that the appointment would benefit the portfolio.

         Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in Pioneer (subject to review by the board of trustees) in light of Pioneer's expertise in investment management and its ability to select the most appropriate subadviser(s). The trustees believe that many investors choose to invest in the portfolio because of Pioneer's investment management experience and expertise. Pioneer believes that it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to your investment in the portfolio.

         Finally, the trustees will provide sufficient oversight of the subadviser approval policy to ensure that shareholders' interests are protected whenever Pioneer selects a subadviser or modifies a subadvisory agreement. The board, including a majority of the independent trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The trustees will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which the Commission grants the exemptive order.


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REQUIRED VOTE

         Approval of this proposal requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the portfolio's outstanding shares. If the portfolio does not approve this proposal, the subadviser approval policy will not be adopted and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval. Adoption of the subadviser approval policy is subject to receipt of the requested exemptive order the granting of which or its timing is uncertain. If the Commission declines to grant the exemptive order, the subadviser approval policy will not be adopted.


RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR PORTFOLIO UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES OF YOUR PORTFOLIO TO APPOINT OR TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

                           PROPOSALS 3(A) THROUGH 3(E)
           ELIMINATION OR AMENDMENT OF VARIOUS INVESTMENT RESTRICTIONS

GENERAL

         Pioneer and your board of trustees recommend that the changes discussed below be made to modernize your portfolio's fundamental investment restrictions. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval.

         The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. Your portfolio, however, is also subject to a number of other fundamental restrictions that are not required by the 1940 Act or any other current laws or are more restrictive than required by such laws. One of the investment restrictions that the trustees propose to modify was adopted to reflect certain regulatory, business or industry conditions which are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. The fundamental restrictions on borrowing and senior securities would be liberalized to the extent permitted under the 1940 Act. The fundamental restrictions on issuing senior securities and investments in real estate would be clarified.

         Pioneer expects that you will benefit from these proposed changes to the portfolio's investment restrictions in several ways. The portfolio would have the same degree of flexibility to respond to new developments and changing trends in the marketplace that other comparable funds typically have. Pioneer believes that this added flexibility will make your portfolio more competitive among its peer group of funds. The proposed changes to the portfolio's investment restrictions are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by Pioneer, which will facilitate Pioneer's compliance efforts.

PROPOSED AMENDMENT TO INVESTMENT RESTRICTIONS

         The table below sets forth the portfolio's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column. The current restrictions are presented in the same order as they are listed in the trust's statement of additional information. The amended restrictions, if approved, will be revised in an amended


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statement of additional information. Pioneer does not anticipate that the approval of these changes will result in any material modification of the portfolio's operations at the present time.

   PROPOSAL             CURRENT RESTRICTION                AMENDED RESTRICTION
   --------             -------------------                -------------------
     3(a)        The   portfolio   may  not   issue  The   portfolio  may  not  issue
                 senior   securities,   except   as  senior  securities,   except  as
                 permitted by  paragraphs (2),  (6)  permitted  by the  1940  Act and
                 and (7)  below.  For  purposes  of  the   rules   and   interpretive
                 this restriction,  the issuance of  positions   of  the   Commission
                 shares of  beneficial  interest in  thereunder.   SENIOR  SECURITIES
                 multiple  classes or  series,  the  THAT THE  PORTFOLIO MAY ISSUE IN
                 purchase   or  sale  of   options,  ACCORDANCE  WITH  THE  1940  ACT
                 futures  contracts  and options on  INCLUDE   BORROWING,    FUTURES,
                 futures     contracts,     forward  WHEN-ISSUED      AND     DELAYED
                 commitments,    forward    foreign  DELIVERY  SECURITIES AND FORWARD
                 exchange   contracts,   repurchase  FOREIGN    CURRENCY     EXCHANGE
                 agreements and reverse  repurchase  TRANSACTIONS         (ITALICIZED
                 agreements    entered    into   in  WORDING  IS NOT  INTENDED  TO BE
                 accordance  with  the  portfolio's  PART OF THE  RESTRICTION  BUT AN
                 investment    policy,    and   the  EXPLANATION        OF        THE
                 pledge,  mortgage or hypothecation  RESTRICTION'S SCOPE).
                 of the  portfolio's  assets within
                 the   meaning   of   paragraph (3)
                 below are not  deemed to be senior
                 securities.

                 EXPLANATION:  The 1940 Act  generally  prohibits  a mutual fund from issuing  senior  securities  except  in  connection  with  borrowing permitted under the 1940 Act. The  Commission's  staff has taken the position  that certain types of  investment  techniques  fall within
                 the  1940  Act's   definition   of  senior   security  but  are  not
                 prohibited  if certain  measures are taken to prevent the  technique or  investment  from having a leveraging  effect on the mutual fund.
                 The proposed revisions to the portfolio's  investment restriction on senior  securities  are  intended to clarify  that the  portfolio is only  restricted  from  issuing  senior  securities  to  the  extent
                 required   by  the  rules   and   interpretive   positions   of  the
                 Commission.  The current  formulation,  that uses an  enumeration of permitted  activities,  entails  the  risk  that  future  investment products or techniques may fall within the 1940 Act's  definition of a senior  security  but would be  exempt  from  treatment  as senior securities  pursuant to  interpretive  positions of the  Commission.
                 Under the current restriction,  the portfolio would not be permitted to engage in any investment  technique or product that may be deemed in the future to involve the issuance of a senior  security  without shareholder  approval,  while competitive  portfolios may be able to engage in such activities  without the delay and cost of shareholder action.  In  addition,  the  revised  restriction  is  drafted  in a clearer, more readily understandable manner.

     3(b)        The   portfolio   may  not  borrow  The  portfolio  may  not  borrow
                 money,  except  from  banks  as  a  money,   except  the   portfolio
                 temporary        measure       for  may:  (a)  borrow  from banks or
                 extraordinary  emergency  purposes  through    reverse    repurchase
                 and  except  pursuant  to  reverse  agreements  in an  amount  up to
                 repurchase   agreements  and  then  33  1/3%   of  the   portfolio's
                 only  in  amounts  not  to  exceed  total  assets   (including   the
                 33 1/3% of the  portfolio's  total  amount  borrowed);  (b)  to  the
                 assets   (including   the   amount  extent  permitted by  applicable
                 borrowed)  taken at market  value.  law,  borrow up to an additional
                 The   portfolio   will   not   use  5%  of  the  portfolio's  assets
                 leverage  to attempt  to  increase  for  temporary   purposes;   (c)
                 income.  The  portfolio  will  not  obtain such  short-term  credits
                 purchase      securities     while  as   are   necessary   for   the
                 outstanding  borrowings (including  clearance      of      portfolio
                 reverse   repurchase   agreements)  transactions;    (d)    purchase
                 exceed   5%  of  the   portfolio's  securities   on  margin  to  the
                 total assets.                       extent  permitted by  applicable
                                                     law;    and   (e)    engage   in
                                                     transactions  in mortgage dollar
                                                     rolls that are  accounted for as
                                                     financings.


                                       9


   PROPOSAL             CURRENT RESTRICTION                AMENDED RESTRICTION
   --------             -------------------                -------------------

                 EXPLANATION:  This amendment would promote  uniformity among Pioneer mutual  funds.  These  changes  afford  the  portfolio  the  maximum flexibility to borrow money  permitted under the 1940 Act if Pioneer determines  that  such  borrowing  is in the best  interests  of the portfolio and is  consistent  with both the  portfolio's  investment objective  and with the  requirements  of the 1940 Act. The proposal does not reflect a change in the portfolio's  anticipated  borrowing
                 activity  and  Prudential,   if  appointed  as  subadviser,  is  not
                 expected to cause the fund to increase  borrowing in connection with the  management  of the  portfolio.  An  additional 5% authority for temporary  purposes  is  proposed  to be  added  to  conform  to the percentage  limitation  included in the 1940 Act. The prohibition on the use of leverage  to increase  income  would be  eliminated.  The authority to obtain short-term  credits would help to facilitate the clearance of portfolio  transactions  and, to the extent  determined
                 advisable  for  portfolio   management  reasons,   reduce  the  cash
                 position the portfolio  needs to maintain.  Margin  purchases  would also be  permitted  to the  extent  allowed  by law.  The  1940  Act
                 allows  the   Commission   the   authority   to  adopt   regulations
                 restricting  the use of margin  by  investment  companies.  While no such  regulations  have been adopted,  the  Commission has indicated
                 that it  considers  margin  transactions  to involve the issuance of senior  securities,  which is  restricted  under the 1940  Act.  Any borrowing  involves  risk. To the extent that the  portfolio  incurs debt to purchase additional  securities,  the portfolio will incur a loss  unless  the  income  or gain on such  investment  exceeds  the interest  payable with respect to the  borrowing.  If the  portfolio loses  money  on its  investment,  any  indebtedness  will  have the effect of increasing such loss.

                 Except for short-term borrowings in connection with the settlement of redemptions or the purchase of portfolio securities, the portfolio has not to date incurred any borrowing.

     3(c)        The   portfolio  may  not  pledge,  ELIMINATE AS A FUNDAMENTAL
                 mortgage,   or   hypothecate   its  INVESTMENT RESTRICTION.
                 assets,     except    to    secure
                 indebtedness      permitted     by
                 paragraph (2)  above and then only
                 if such  pledging,  mortgaging  or
                 hypothecating   does  not   exceed
                 33 1/3% of the  portfolio's  total
                 assets taken at market value.

                 EXPLANATION:  This  restriction  was  previously  required  by state blue  sky laws but is no  longer  required  by the  state  law.  The amendment  is intended  only to eliminate a  restriction  that is no longer  required.  No  change  in  the  portfolio's  operations  are expected to occur as a result of this amendment.

     3(d)        The  portfolio may not purchase or  The  portfolio may not invest in sell real estate,  except that the  real  estate,  except  that  the
                 portfolio  may  (i) lease   office  portfolio    may    invest    in
                 space    for    its    own    use,  securities   of   issuers   that
                 (ii) invest   in   securities   of  invest   in   real   estate   or
                 issuers   that   invest   in  real  interests  therein,   securities
                 estate   or   interests   therein,  that are  secured by real estate
                 (iii) invest  in  securities  that  or      interests       therein,
                 are  secured  by  real  estate  or  securities    of   real   estate
                 interests  therein,  (iv) purchase  investment       trusts      and
                 and     sell      mortgage-related  mortgage-backed securities.
                 securities  and  (v) hold and sell
                 real   estate   acquired   by  the
                 portfolio   as  a  result  of  the
                 ownership of securities.


                                       10


   PROPOSAL             CURRENT RESTRICTION                AMENDED RESTRICTION
   --------             -------------------                -------------------

                 EXPLANATION:  The  1940 Act  requires  that  the  portfolio  adopt a fundamental  policy  regarding  whether the  portfolio may invest in real estate.  The purpose of this  requirement is allow investors in the  portfolio  to clearly  understand  the  permitted  scope of the portfolio's  investments since an investment in real estate involves significantly  different investment experience than an investment in
                 securities.   However,   an  investment   in  real  estate   related
                 securities  primarily requires portfolio management expertise rather
                 than  a  specific   expertise  in  real  estate.   Pioneer   employs
                 portfolio  managers and analysts who  specialize in such real estate related  securities.  The  purpose  of  the  amendment  is  to  more clearly  express the intention  that the portfolio will not directly invest in real  estate  but may  invest in  issuers  in real  estate related  businesses,  such as REITs,  or in fixed income  securities secured by real estate.  The  proposed  amendment  will,  therefore, clarify  that the  portfolio's  investments  may include real estate related  opportunities  that are within the scope of its  investment objectives and policies.

     3(e)        The  portfolio  may not  invest in  The  portfolio may not invest in
                 commodities      or      commodity  commodities     or     commodity
                 contracts  or in puts,  calls,  or  contracts,   except   that   the
                 combinations   of   both,   except  portfolio    may    invest    in
                 interest  rate futures  contracts,  currency     instruments     and
                 options on securities,  securities  contracts      and     financial
                 indices,    currency   and   other  instruments  and contracts  that
                 financial   instruments,   futures  might    be    deemed    to   be
                 contracts      on      securities,  commodities     and    commodity
                 securities  indices,  currency and  contracts.  A futures  contract, other  financial  instruments  and  for  example,  may be  deemed to
                 options     on    such     futures  be    a    commodity    contract
                 contracts,     forward     foreign  (italicized   wording   is   not
                 currency    exchange    contracts,  intended   to  be  part  of  the
                 forward  commitments,   securities  restriction  but an  explanation
                 index   put  or   call   warrants,  of the restrictions scope).
                 interest  rate  swaps,   caps  and
                 floors and  repurchase  agreements
                 entered  into in  accordance  with
                 the     portfolio's     investment
                 policies.

                 EXPLANATION:   The  original  purpose  of  the  restriction  was  to
                 clarify that the  portfolio  would not be  investing in  traditional commodity  contracts,  such as wheat  futures.  As in proposals 3(a)
                 and 3(d)  above,  the purpose of the  amendment  is not to alter the activities in which the portfolio  currently engages in but to avoid problems  with  respect to the  portfolio  taking  advantage  of new investment  products  because  these  products  may  technically  be commodities.  By stating the  exception  to the general  prohibition on  commodities  as  being  applicable  to  currency  and  financial instruments  generally  rather than a specific  list of currency and financial  instruments,  the change will prevent technical  concerns from limiting the portfolio's investment opportunities.

TRUSTEES' RECOMMENDATION

         The trustees believe that the proposed amendments to the portfolio's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the portfolio. Accordingly, the trustees recommend that you approve the proposed changes as described above.

REQUIRED VOTE

         Approval of each of Proposals 3(a) through 3(e) requires the affirmative 1940 Act Majority Vote (as defined in Proposal 1 above) of the portfolio's outstanding shares. If the required approval to change any restriction is not obtained, the current investment restriction will continue in effect.

RECOMMENDATION

         FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF YOUR PORTFOLIO UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH PROPOSAL TO AMEND THE PORTFOLIO'S INVESTMENT RESTRICTIONS.

                       INFORMATION CONCERNING THE MEETING

OUTSTANDING SHARES AND QUORUM

         As of the record date, _____ shares of beneficial interest of the portfolio were outstanding. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. One-third of the outstanding shares of the portfolio that are entitled to vote will be considered a quorum for the transaction of business by the portfolio.

OWNERSHIP OF SHARES OF THE PORTFOLIO

         To the knowledge of the trust, as of December 31, 2000, the following persons owned of record or beneficially 5% or more of the outstanding shares of the portfolio:

                                       NO. OF               PERCENTAGE OF
       NAME AND ADDRESS             SHARES OWNED        OUTSTANDING SHARES (%)
       ----------------             ------------        ----------------------
Allmerica Financial Life Co.     4,054,664.410                   99.14
Accumulation Account
Attn: Separate Accounting
440 Lincoln St.
Worcester, MA  010653-0002

SHAREHOLDER PROPOSALS

         The trust is not required to hold annual meetings of shareholders and does not currently intend to hold a meeting of shareholders in 2001. A shareholder proposal intended to be presented at the next meeting of shareholders, whenever held, must be received at the trust's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

         Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the trust. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

         One-third of the outstanding shares of the portfolio that are entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal; however, since each proposal must be approved by a 1940 Act Majority Vote, at least 50% of the outstanding shares must be present in person or by proxy at the meeting to approve any of the proposals. In the event that, at the time any session of the shareholder meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one-half of the shares of the portfolio present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

         Shares of your portfolio represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the portfolio's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the portfolio are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the portfolio, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

VOTING BY CONTRACT OWNERS

         Because the insurance company that issued your variable annuity or variable life insurance contract is the owner of record of shares of the portfolio, your vote will instruct the insurance company how to vote the shares of the portfolio attributable to your contract. The insurance company will vote all of the shares of the portfolio which it holds that are not attributable to any contract in the same proportion as the voting instructions received from its contract owners with respect to the portfolio. The insurance company will also vote those shares for which no timely voting instruction was received from the contract owner in the same proportion as the voting instructions timely received from its other contract owners with respect to the portfolio.

OTHER BUSINESS

         While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

         The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy/voting instruction cards will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the trust's officers, representatives or compensated third-party agents, including Pioneer, Pioneer Investment Management Shareholder Services, Inc. ("PIM Shareholder Services") and Pioneer Funds Distributor, Inc., and, with respect to contract owners, one or more officers, agents or representatives of the insurance companies issuing the contracts, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

         The trust may also arrange to have votes recorded by telephone, the internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The trust is unaware of any such challenge at this time. Shareholders would be called at the phone number PIM Shareholder Services has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. In the case of automated telephone and internet voting, shareholders would be required to provide their Social Security number or other identifying information and will receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


February 28, 2001

                                    EXHIBIT A

                     FORM OF PROPOSED SUBADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT

         SUBADVISORY AGREEMENT made as of the __ day of _______, 2001 by and between PIONEER INVESTMENT MANAGEMENT, INC., a Delaware corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Manager"), and THE PRUDENTIAL INVESTMENT CORPORATION, a New Jersey corporation with its principal place of business at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102 ("Subadviser"). The Manager is a company belonging to the UniCredito Italiano banking group, Register of banking groups.

                               W I T N E S S E T H

         WHEREAS, pursuant to authority granted to the Manager by the Board of Trustees of the PIONEER VARIABLE CONTRACTS TRUST (the "Trust") on behalf of the BALANCED PORTFOLIO (the "Fund") and pursuant to the provisions of the Management Contract dated as of October 24, 2000 between the Manager and the Fund (the "Management Contract"), the Manager has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

         1. THE SUBADVISER'S SERVICES. (a) The Subadviser shall act as investment adviser with respect to such portion of the Fund's assets as the Manager designates from time to time. In such capacity, the Subadviser will, subject to the supervision of the Manager, manage the investment and reinvestment of the assets of the Fund, continuously review and analyze the investments in the Fund's portfolio and furnish reports to the Manager regarding such investments.

         In selecting the Fund's portfolio securities and performing the Subadviser's obligations hereunder, the Subadviser shall comply with the provisions of the Trust's Declaration of Trust and By-laws, the Investment Company Act of 1940, as amended (the "1940 Act"), the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect as set forth in the Fund's then current Prospectus and Statement of Additional Information. The Subadviser shall cause the Fund to comply with the requirements of Subchapters L and M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. The Subadviser shall also comply with any policies, guidelines, procedures and instructions as the Manager may from time to time establish and deliver to the Subadviser. Notwithstanding the foregoing, the Subadviser shall, upon written instructions from the Manager, effect such portfolio transactions for the Fund as the Manager may from time to time direct.

         (b) The Subadviser shall be responsible for voting proxies and acting on other corporate actions with respect to the securities held by the portion of the Fund's assets advised by the Subadviser.

         (c) The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Manager, the Fund or the

Trust's Board of Trustees (the "Trustees") the information required to be supplied under this Agreement.

         (d) The Subadviser shall maintain separate books and detailed records of all matters pertaining to the portion of the Fund's assets advised by the Subadviser required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act (the "Fund's Books and Records"). The Fund's Books and Records shall be available to the Manager at any time upon request and shall be available for telecopying without delay to the Manager during any day the Fund is open for business.

         (e) The Subadviser shall ensure that its Access Persons (as defined in the Subadviser's Code of Ethics) comply in all respects with the Subadviser's Code of Ethics, as in effect from time to time. Upon request, the Subadviser shall provide the Trustees with a (i) a copy of the Subadviser's current Code of Ethics and any and shall inform the Manager of any amendments thereto, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Subadviser's Code of Ethics.

         (f) The Subadviser shall inform the Manager and the Trustees on a current basis of changes in investment strategy or tactics or in key personnel. The Subadviser will make its officers and employees available to meet with the Trustees at least semiannually on due notice to review the investments of the Fund in light of current and prospective economic and market conditions.

         (g) From time to time as the Manager or the Trustees may reasonably request, the Subadviser shall furnish to the Manager and to each of the Trustees written reports on securities held by the portion of the Fund's assets advised by the Subadviser, all in such detail as the Manager or the Trustees may reasonably request.

         (h) It shall be the duty of the Subadviser to furnish to the Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to Sections 8 and 9 hereof.

         2. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund's or the Manager's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities. Specifically, the Subadviser will not be responsible for expenses of the Trust, the Fund or the Manager, as the case may be, including, but not limited to, the following: (i) charges and expenses for determining from time to time the value of the Fund's net assets and the keeping of its books and records and related overhead; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund; (iv) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Securities and Exchange Commission (the "Commission"), state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the Commission; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; and (x) compensation and expenses of Trustees.


         3. BROKERAGE. The Subadviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Subadviser. In executing portfolio transactions and selecting broker-dealers or futures commodity merchants, the Subadviser shall seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer or futures commodity merchant, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer or futures commodity merchant to execute a particular transaction, the Subadviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Subadviser or an affiliate of the Subadviser exercises investment discretion. The Subadviser is authorized to pay a broker-dealer or futures commodity merchant which provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer or futures commodity merchant would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer or futures commodity merchant viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. It is understood that Prudential Securities Incorporated may be used as broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business.

         On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable law and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the best execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         4. INFORMATION SUPPLIED BY THE MANAGER. The Manager shall provide the Subadviser with the Trust's Declaration of Trust, By-laws, Prospectus and Statement of Additional Information, and instructions, as in effect, and as may be amended or supplemented from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents.


         5. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Subadviser represents and warrants to the Manager that it is registered as an investment adviser under the Advisers Act and covenants that it will remain so registered for the duration of this Agreement.

         The Subadviser has reviewed the Registration Statement, and any amendments or supplements thereto, of the Fund as filed with the Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, amendment and/or supplement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         The Subadviser agrees to comply with the requirements of the 1940 Act and the Advisers Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder; with the provisions of the Registration Statement, as amended or supplemented, of the Fund, and with the policies and procedures approved by the Trustees and provided to the Subadviser.

         6. SUBADVISER'S COMPENSATION. The Manager shall pay to the Subadviser, as compensation for the Subadviser's services hereunder, a fee payable at the annual rate of 0.45% of the Fund's average daily net assets. The fee payable to the Subadviser shall be computed daily and paid monthly in arrears. The Fund shall have no responsibility for any fee payable to the Subadviser.

         The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for that portion of such month during which this Agreement is in effect.

         7. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed to be an agent of the Fund or of the Manager.

         8. ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of (i) its assignment, including any change in control of the Manager or the Subadviser, or
(ii) in the event of the termination of the Management Contract; provided that such termination shall not relieve the Manager or the Subadviser of any liability incurred hereunder.

         The terms of this Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such amendment shall (unless such approval is not required pursuant to an exemptive order issued by the Commission) have been first approved by the affirmative vote of a majority of the outstanding voting securities of the Fund and also approved by the affirmative vote of a majority of Trustees voting in person, including a majority of the Trustees who are not interested persons of the Fund, the Manager or the Subadviser, at a meeting called for the purpose of voting on such change.

         9. DURATION AND TERMINATION. (a) This Agreement shall become effective as of the date first above written and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 9(b) and unless terminated automatically as set forth in Section 8 hereof or until terminated as follows:

        (i) The Manager may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser;

        (ii) The Trust may cause this Agreement to terminate either (x) by vote of its Trustees or (y) by the affirmative vote of a majority of the outstanding voting securities of the Fund; and

        (iii) The Subadviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

         (b) This Agreement shall automatically terminate on December 31 of any year, beginning on December 31, 2002, in which its terms and renewal shall not have been approved by (i) a majority vote of the Trustees including a majority of the Trustees who are not interested persons of the Fund, the Manager or the Subadviser, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

         In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Manager. In addition, the Subadviser shall deliver the Fund's Books and Records to the Manager by such means and in accordance with such schedule as the Manager shall direct and shall otherwise cooperate, as reasonably directed by the Manager, in the transition of portfolio asset management to any successor of the Subadviser, including the Manager.

         10. CERTAIN DEFINITIONS.  For the purposes of this Agreement:

         (a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual or special meeting of shareholders of the Fund, duly called and held, (i) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or
(ii) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         (b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act.

         11. LIABILITY AND INDEMNIFICATION. The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected, with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Manager, the Fund or its shareholders by reason of: (a) the Subadviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's prospectus or Statement of Additional Information or any written guidelines or instruction provided in writing by the Trustees or the Manager, (b) the Subadviser's causing the Fund to fail to satisfy the diversification requirements of ss. 817(h) of Subchapter L of the Code, or the diversification or source of income requirements of Subchapter M of the Code, or
(c) the Subadviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

         The Subadviser will indemnify and hold harmless the Manager, its affiliated persons and the Fund (collectively, the "Indemnified Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Indemnified Person to the extent resulting, in whole or in part, from any of the Subadviser's acts or omissions specified in (a), (b) or (c) above, any breach of any duty or warranty hereunder of the Subadviser or any inaccuracy of any representation of the Subadviser made hereunder, provided, however, that nothing herein contained will provide indemnity to any Indemnified Person for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

         The Manager shall indemnify and hold harmless the Subadviser to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by the Subadviser to the extent resulting, in whole or in part, from (x) the Manager's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement and (y) any breach of any duty or warranty hereunder of the Manager or any inaccuracy of any representation of the Manager made hereunder, provided, however, that nothing herein contained will provide indemnity to the Subadviser for liability resulting from its own willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of such duties.

         Neither the Manager nor the Subadviser shall be obligated to make any indemnification payment in respect of any settlement as to which it has not been notified and consented, such consent not to be unreasonably withheld. Neither the Manager nor the Subadviser shall be liable for any special, consequential, punitive or indirect damages arising out of, or pursuant to or in connection with this agreement.

         12. ENFORCEABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         13. LIMITATION OF LIABILITY. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no other series of the Trust nor any Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Fund's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. The Trust's Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

         [14. INSURANCE. The Subadviser will maintain at all times insurance coverage for errors and omissions that is reasonable and customary in light of its duties hereunder.]

         15. JURISDICTION. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts and the Subadviser consents to the jurisdiction of courts, both state or federal, in Boston, Massachusetts, with respect to any dispute under this Agreement.

         16. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.


ATTEST:                    PIONEER INVESTMENT MANAGEMENT, INC.


                                    By:
                                    Name:
                                    Title:

ATTEST:                    THE PRUDENTIAL INVESTMENT
                           CORPORATION


                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT B

ADDITIONAL INFORMATION PERTAINING TO PRUDENTIAL

         Prudential is a wholly owned subsidiary of The Prudential Insurance Company of America, a policyholder-owned life insurance company that is currently in the process of converting to an investor-owned structure. Prudential was established in 1984 and had over $300 billion in assets under management at December 31, 2000. Prudential's principal place of business is located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102.

THE PORTFOLIO'S PORTFOLIO TRANSACTION POLICY

         All orders for the purchase or sale of portfolio securities are placed on behalf of the portfolio by Prudential subject to Pioneer's supervision pursuant to authority contained in the existing management contract and proposed subadvisory agreement. In executing portfolio transactions and selecting broker-dealers or futures commodity merchants, Prudential is required to seek best execution on behalf of the portfolio. In assessing the best execution available for any transaction, Prudential considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer or futures commodity merchant, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer or futures commodity merchant to execute a particular transaction, Prudential may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the portfolio and/or other accounts over which Prudential or its affiliates exercise investment discretion. Prudential is authorized to pay a broker-dealer or futures commodity merchant which provides such brokerage and research services a commission for executing a portfolio transaction for the portfolio that is in excess of the amount of commission another broker-dealer or futures commodity merchant would have charged for effecting that transaction if, but only if, Prudential determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer or futures commodity merchant viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised. It is understood that Prudential Securities Incorporated, an affiliate of Prudential, may be used as broker for securities transactions, but that no formula has been adopted for allocation of the portfolio's investment transaction business.

         On occasions when Prudential deems the purchase or sale of a security or futures contract to be in the best interest of the portfolios well as its other clients, to the extent permitted by applicable law and regulations, Prudential may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the best execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by Prudential in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the portfolio and to such other clients.

SIMILAR FUNDS

Prudential serves as the investment adviser to the following funds with investment objectives similar to your portfolio's objective.

      SIMILAR FUND          NET ASSETS OF SIMILAR     MANAGEMENT FEE RATE FOR SIMILAR
                           FUND AS OF DECEMBER 31,    FUND AS A PERCENTAGE OF AVERAGE
                                     2000                     DAILY NET ASSETS
Prudential Active         $1,085,491,646              .65 of 1%
Balanced Fund (a series
of The Prudential
Investment Portfolios,
Inc.)

INFORMATION PERTAINING TO PIONEER
         For the portfolio's fiscal year ended December 31, 2000, the portfolio paid Pioneer aggregate investment advisory fees of $__________. The portfolio also paid Pioneer Funds Distributor, Inc. (PFD) aggregate compensation of $__________ for its distribution services and PIM Shareholder Services $__________ for its transfer agency services to the portfolio. The services of PFD and PIM Shareholder Services will not be affected by the approval or rejection of the proposed subadvisory agreement. The portfolio did not use any brokers affiliated with Pioneer during the fiscal year ended December 31, 2000 in connection with its portfolio transactions.

         John F. Cogan, Jr. and David D. Tripple, trustees and officers of the portfolio, received a portion of the consideration in connection with the sale of The Pioneer Group, Inc., the former parent company of Pioneer, to UniCredito. In addition, Mr. Cogan received a bonus from The Pioneer Group, Inc. of $700,000 in connection with such transaction.

PROXY                                                                      PROXY

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                    TO BE HELD ON APRIL 17, 2001

PIONEER VARIABLE CONTRACTS TRUST
PIONEER BALANCED VCT PORTFOLIO

I (we), having received notice of the meeting and management's proxy statement therefore, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., David D. Tripple, Dorothy E. Bourassa and Joseph P. Barri, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my
(our) portfolio to be held on Tuesday, April 17, 2001, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the portfolio, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the portfolio which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
FOR THE PROPOSALS.

                                   Date _____________________, 2001

                                   NOTE: In signing, please
                                   write name(s) exactly as
                                   appearing hereon. When
                                   signing as attorney,
                                   executor, administrator
                                   or other fiduciary,
                                   please give your full
                                   title as such. Joint
                                   owners should each sign
                                   personally.

                                   -----------------------------------
                                   Signature(s)

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.


   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR PORTFOLIO AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                              FOR              AGAINST                ABSTAIN
1.       To approve a subadvisory agreement between           []               []                     []
Pioneer Investment Management, Inc. ("Pioneer"), your
portfolio's investment adviser, and The Prudential
Investment Corporation.

2.       To approve a policy allowing Pioneer and             []               []                     []
the Board of Trustees of your portfolio to add or
delete subadvisers and to approve amendments to
subadvisory agreements without shareholder approval.

3(a).    To approve the clarification of the                  []               []                     []
portfolio's investment policy on senior securities.

3(b).    To approve the change to the portfolio's             []               []                     []
investment policy on borrowing.

3(c).    To approve the elimination of the                    []               []                     []
portfolio's investment policy on pledging assets.

3(d).    To approve the restatement of the                    []               []                     []
portfolio's investment policy on real estate related
assets.

3(e).    To approve the clarification of the                  []               []                     []
portfolio's investment policy on commodities.



                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                             VOTING INSTRUCTION FORM

                            [INSURANCE COMPANY NAME]

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 17, 2001





[triangle] Please fold and detach card at perforation before mailing. [triangle]

PIONEER BALANCED VCT PORTFOLIO

The undersigned, revoking all prior proxies, hereby instructs the above-referenced Insurance Company (the "Company"), to vote all shares of the above-referenced portfolio (the "Fund"), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of Shareholders of the Fund to be held on Tuesday, April 17, 2001, at 2 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof. The Company is hereby instructed to vote and act upon the following matters (as more fully described in the accompanying proxy statement).



                                      Date _____________________, 2001

                                      NOTE: In signing, please
                                      write name(s) exactly as
                                      appearing hereon. When
                                      signing as attorney,
                                      executor, administrator
                                      or other fiduciary,
                                      please give your full
                                      title as such. Joint
                                      owners should each sign
                                      personally.


                                      -----------------------------------
                                      Signature(s)

            PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION FORM
                            IN THE ENCLOSED ENVELOPE.


[triangle] Please fold and detach card at perforation before mailing. [triangle]



THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

          THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:



                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.


                                                              FOR              AGAINST                ABSTAIN
1.       To approve a subadvisory agreement between           []               []                     []
Pioneer Investment Management, Inc. ("Pioneer"), your
portfolio's investment adviser, and The Prudential
Investment Corporation.

2.       To approve a policy allowing Pioneer and the         []               []                     []
Board of Trustees of your portfolio to add or delete
subadvisers and to approve amendments to subadvisory
agreements without shareholder approval.

3(a).    To approve the clarification of the                  []               []                     []
portfolio's investment policy on senior securities.

3(b).    To approve the change to the portfolio's             []               []                     []
investment policy on borrowing.

3(c).    To approve the elimination of the                    []               []                     []
portfolio's investment policy on pledging assets.

3(d).    To approve the restatement of the                    []               []                     []
portfolio's investment policy on real estate related
assets.

3(e).    To approve the clarification of the                  []               []                     []
portfolio's investment policy on commodities.